                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES

                              EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 3, 2003



                   FAIRCHILD SEMICONDUCTOR INTERNATIONAL, INC.
                   -------------------------------------------
             (Exact name of registrant as specified in its charter)


         DELAWARE                       001-15181               04-3363001
(State or other jurisdiction of      (Commission File        (I.R.S. Employer
incorporation or organization)            Number)           Identification No.)



                              82 RUNNING HILL ROAD
                           SOUTH PORTLAND, MAINE 04106
          (Address of principal executive offices, including zip code)

       Registrant's telephone number, including area code: (207) 775-8100
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ITEM 5. OTHER EVENTS

      On September 3, 2003 we updated our third quarter 2003 outlook. Further information is included in our press release filed as Exhibit 99.1 to this report and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

      c)    Exhibits

            99.1  Press Release dated September 3, 2003




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                     Fairchild Semiconductor International, Inc.

Date:  September 4, 2003                /s/     Robin A. Sawyer
                                        ------------------------------------
                                        Robin A. Sawyer
                                        Vice President, Corporate Controller
                                        (Principal Accounting Officer and
                                         Duly Authorized Officer)